Exhibit 10.26

DESCRIPTION OF DIRECTORS AND NAMED EXECUTIVE OFFICERS COMPENSATION

The compensation payable to all of the Company's non-employee directors is as follows:

      o     An annual cash retainer of $5,000.00.

      o In addition, non-employee directors each receive $700.00 for each regular meeting of the Board of Directors attended.

      o In addition, members of the Audit Committee are paid $250.00 for each Audit Committee meeting attended.

The compensation of executive officers is reviewed and adjusted on an annual basis as of the individual's anniversary date of hire, based upon the approval of the Executive Compensation Committee of the Board of Directors.

As of March 13, 2005, current annual salaries of each of the following executive officers is shown below:

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                           Name                Salary
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              David B. Lee                   $ 75,000
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              Donita R. Koval                 264,180
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              Daniel L. Warfel                217,614
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              David N. Thiel                  129,162
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              JoAnn N. McMinn                 101,562
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Mr. Thiel and Ms. McMinn are at-will employees of the Company.